UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.       )

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Malvern Federal Bancorp, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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December 29, 2008

Dear Shareholder:

       You are cordially invited to attend the first annual meeting of shareholders of Malvern Federal Bancorp, Inc.  The meeting will be held at the Sheraton Great Valley Hotel, 707 East Lancaster Avenue, Frazer, Pennsylvania, on Thursday, January 29, 2009 at 10:00 a.m., Eastern Time.

       At the annual meeting, you will be asked to elect three directors and to ratify the appointment of Beard Miller Company LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2009.  Each of these matters is more fully described in the accompanying materials.

       It is very important that you be represented at the annual meeting regardless of the number of shares you own or whether you are able to attend the meeting in person.  We urge you to mark, sign, and date your proxy card today and return it in the envelope provided, even if you plan to attend the annual meeting.  This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend.

       Your continued support of and interest in Malvern Federal Bancorp, Inc. is sincerely appreciated.

                        Very truly yours,

                        /s/ Ronald Anderson

                        Ronald Anderson
                        President and Chief Executive Officer

MALVERN FEDERAL BANCORP, INC. 42 East Lancaster Avenue Paoli, Pennsylvania 19301 (610) 644-9400
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TIME ..........................................................................	10:00 a.m., Eastern Time, Thursday, January 29, 2009

PLACE ......................................................................	Sheraton Great Valley Hotel 707 East Lancaster Avenue Frazer, Pennsylvania

ITEMS OF BUSINESS ...........................................	(1) To elect three directors for a three-year term expiring in 2012, and until their successors are elected and qualified;

(2) To ratify the appointment of Beard Miller Company LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2009; and

(3) To transact such other business, as may properly come before the meeting or at any adjournment thereof. We are not aware of any other such business.

RECORD DATE ......................................................	Holders of Malvern Federal Bancorp common stock of record at the close of business on December 16, 2008 are entitled to vote at the meeting.

ANNUAL REPORT ................................................	Our 2008 Annual Report is enclosed but is not a part of the proxy solicitation materials.

PROXY VOTING....................................................	It is important that your shares be represented and voted at the meeting. You can vote your shares by completing and returning the proxy card sent to you. Most shareholders whose shares are held in "street" name can also vote their shares over the Internet or by telephone. If Internet or telephone voting is available to you, voting instructions are printed on your voting instruction form. You can revoke a proxy at any time prior to its exercise at the meeting by following the instructions in the accompanying proxy statement.

BY ORDER OF THE BOARD OF DIRECTORS /s/ Shirley Stanke Shirley Stanke Corporate Secretary
Paoli, Pennsylvania December 29, 2008

PROXY STATEMENT
OF
MALVERN FEDERAL BANCORP, INC.
_____________________

ABOUT THE ANNUAL MEETING OF SHAREHOLDERS

                This proxy statement is furnished to holders of common stock of Malvern Federal Bancorp, Inc., the “mid-tier” holding company of Malvern Federal Savings Bank.  Our Board of Directors is soliciting proxies to be used at the annual meeting of shareholders to be held at the Sheraton Great Valley Hotel, located at 707 East Lancaster Avenue, Frazer, Pennsylvania, on Thursday, January 29, 2009 at 10:00 a.m., Eastern Time, and any adjournment thereof, for the purposes set forth in the Notice of Annual Meeting of Shareholders.  This proxy statement is first being mailed to shareholders on or about December 29, 2008.

What is the purpose of the annual meeting?

                At our annual meeting, shareholders will act upon the matters outlined in the Notice of Annual Meeting, including the election of directors and ratification of our independent registered public accounting firm.

Who is entitled to vote?

                Only Malvern Federal Bancorp shareholders of record as of the close of business on the record date for the meeting, December 16, 2008, are entitled to vote at the meeting. On the record date, we had 6,152,500 shares of common stock issued and outstanding and no other class of equity securities outstanding.  For each issued and outstanding share of common stock you own on the record date, you will be entitled to one vote on each matter to be voted on at the meeting, in person or by proxy.

How do I submit my proxy?

                After you have carefully read this proxy statement, indicate on your proxy form how you want your shares to be voted.  Then sign, date and mail your proxy form in the enclosed prepaid return envelope as soon as possible.  This will enable your shares to be represented and voted at the annual meeting even if you do not attend the meeting.

If my shares are held in "street name" by my broker, could my broker automatically vote my shares for me?

                Yes.  Your broker may vote in his or her discretion on the election of directors and ratification of the independent registered public accounting firm if you do not furnish instructions.

Can I attend the meeting and vote my shares in person?

                All shareholders are invited to attend the annual meeting.  Shareholders of record can vote in person at the annual meeting.  If your shares are held in street name, then you are not the shareholder of record and you must ask your broker or other nominee how you can vote at the annual meeting.

Can I change my vote after I return my proxy card?

Yes.  If you are a shareholder of record, there are three ways you can change your vote or revoke your proxy after you have sent in your proxy form.

•
First, you may send a written notice to our Corporate Secretary, Ms. Shirley Stanke, Malvern Federal Bancorp, Inc., 42 East Lancaster Avenue, Paoli, Pennsylvania 19301, in advance of the meeting stating that you would like to revoke your proxy.

•	Second, you may complete and submit a new proxy form before the annual meeting. Any earlier proxies will be revoked automatically.

•	Third, you may attend the annual meeting and vote in person. Any earlier proxy will be revoked. However, attending the annual meeting without voting in person will not revoke your proxy.

                If your shares are held in "street name" and you have instructed a broker or other nominee to vote your shares, you must follow directions from your broker or other nominee to change your vote.

What constitutes a quorum?

                The presence at the meeting, in person or by proxy, of the holders of a majority of outstanding shares that all shareholders are entitled to vote on a particular matter will constitute a quorum.  Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of votes considered to be present at the meeting.

What are the Board of Directors' recommendations?

                The recommendations of the Board of Directors are set forth under the description of each proposal in this proxy statement.  In summary, the Board of Directors recommends that you vote FOR the nominees for director described herein and FOR ratification of the appointment of Beard Miller Company LLP for fiscal 2009.

The proxy solicited hereby, if properly signed and returned to us and not revoked prior to its use, will be voted in accordance with your instructions.  If no contrary instructions are given, each proxy signed and received will be voted in the manner recommended by the Board of Directors and, upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies.  Proxies solicited hereby may be exercised only at the annual meeting and any adjournment of the annual meeting and will not be used for any other meeting.

What vote is required to approve each item?

The election of directors will be determined by a plurality of the votes cast at the annual meeting.  The three nominees for director receiving the most "for" votes will be elected directors.  The affirmative vote of a majority of the shares represented in person or by proxy at the annual meeting is required for approval of the proposal to ratify the appointment of Beard Miller Company, LLP for fiscal 2009.  Abstentions are considered in determining the presence of a quorum and will count as a vote against the proposal to ratify the appointment of the independent registered public accounting firm.

                As indicated below under "Beneficial Ownership of Common Stock by Certain Beneficial Owners and Management," Malvern Federal Mutual Holding Company owns a majority of our outstanding common stock.  The Mutual Holding Company intends to vote all of the shares it owns for the nominees for director and for the ratification of the appointment of Beard Miller Company LLP, thereby ensuring a quorum at the annual meeting, and that each of such proposals will be adopted.

INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR, CONTINUING DIRECTORS AND EXECUTIVE OFFICERS

Election of Directors (Proposal One)

                Our Bylaws provide that the Board of Directors shall be divided into three classes as nearly equal in number as possible.  The directors are elected by our shareholders for staggered terms and until their successors are elected and qualified.  One class shall be elected annually.  At this meeting, you will be asked to elect one class of directors, consisting of three directors, for a three-year term expiring in 2012, and until their successors are elected and qualified.

                Our Board of Directors has recommended the re-election of Messrs. Palmer and Yerkes as directors and the election of Ms. Woodman, who has been nominated to replace retiring director Cordine Scartozzi.  No director or nominee for director is related to any other director or executive officer by blood, marriage or adoption.  Shareholders are not permitted to use cumulative voting for the election of directors.  Our Board of Directors has determined that Messrs. Hughes, Shanaughy, Steinmetz, Palmer, Prizer, and Yerkes and Ms. Camp are independent directors, and that Ms. Woodman will be an independent director upon her election, as defined in the Nasdaq listing standards.

                Unless otherwise directed, each proxy signed and returned by a shareholder will be voted for the election of the nominees for director listed below.  If any person named as a nominee should be unable or unwilling to stand for election at the time of the annual meeting, the proxies will nominate and vote for any replacement nominee or nominees recommended by our Board of Directors.  At this time, the Board of Directors knows of no reason why any of the nominees listed below may not be able to serve as a director if elected.

                The following tables present information concerning the nominees for director and our continuing directors. With the exception of Ms. Woodman, all of our current directors also serve as directors of Malvern Federal Savings Bank.  Ms. Woodman will be elected as a director of Malvern Federal Savings Bank upon her election as a director of Malvern Federal Bancorp.  The indicated period of service as a director includes service as a director of Malvern Federal Savings Bank prior to the organization of Malvern Federal Bancorp in 2008.  Ages are reflected as of September 30, 2008.

Nominees for Director for Three-Year Terms Expiring in 2012

Name	Age	Position with Malvern Federal Bancorp and Principal Occupation During the Past Five Years	Bank Director Since
Joseph E. Palmer, Jr.	68	Director. Co-owner and manager of Palmer Group Properties, a real estate investment and management company located in Paoli, Pennsylvania since 1994.	1986

Therese Woodman	56	Nominee. Township Manager of East Whiteland Township since February 2001.	n/a

John B. Yerkes, Jr.	70	Vice Chairman of the Board. Principal and Chief Executive Officer of Yerkes Associates, Inc., consulting civil engineers, West Chester, Pennsylvania, since 1961.	1975

The Board of Directors recommends that you vote FOR election of the nominees for director.

Members of the Board of Directors Continuing in Office

Directors Whose Terms Expire in 2010
Name	Age	Position with Malvern Federal Bancorp and Principal Occupation During the Past Five Years	Bank Director Since
Ronald Anderson	52	President and Chief Executive Officer of Malvern Federal Bancorp, Inc. since its organization in 2008 and President and Chief Executive Officer of Malvern Federal Savings Bank since September 2002. Previously, Executive Vice President and Chief Executive Officer of Malvern Federal Savings Bank from September 2001 to September 2002.	2006

F. Claire Hughes, Jr.	64	Chairman of the Board. Retired since January 2007. Previously Vice President, General Manager and Treasurer of Matthews Ford and President of Matthews Leasing Company, Paoli, Pennsylvania.	2001

Edward P. Shanaughy, II	78	Director. Owner of Our Deli, Paoli, Pennsylvania. Previously, Mr. Shanaughy owned and operated 28 meat/butcher stores in New York, Delaware, New Jersey and Pennsylvania.	1986

Directors Whose Terms Expire in 2011
Name	Age	Position with Malvern Federal Bancorp and Principal Occupation During the Past Five Years	Bank Director Since
Kristin S. Camp	39	Director. Partner at the law firm Buckley, Brion, McGuire & Morris LLP, West Chester, Pennsylvania since 1996.	2007

David R. Prizer	79	Director. Retired. Previously, owner of Prizer Associates, Inc., Pottstown, Pennsylvania.	1977

George E. Steinmetz	47	Director. Owner, Matthews Paoli Ford, an automobile dealership, Paoli, Pennsylvania since 2002.	2007

Executive Officers Who are Not Also Directors

                Dennis Boyle, who is 56 years old, currently is Senior Vice President and Chief Financial Officer of Malvern Federal Bancorp and Senior Vice President, Treasurer and Chief Financial Officer of Malvern Federal Savings Bank.  Previously, Mr. Boyle served as Vice President and Treasurer of Malvern Federal Savings Bank and in various other capacities since joining the bank in 1974.

                William E. Hughes, Jr., who is 51 years old, has served as Senior Vice President and Chief Lending Officer of Malvern Federal Savings Bank since 1997 and in various other capacities since joining the Bank in 1977.

                Gerard M. McTear, Jr., who is 45 years old, has served as Chief Administrative Officer since June 2007.  Previously, Mr. McTear served as Executive Vice President and Chief Operating Officer from July 2002 to June 2007, and, prior thereto, Mr. McTear served as Human Resources, Security, Retail Banking Manager.

Director Nominations

                Nominations for director of Malvern Federal Bancorp are made by the full Board of Directors.  The Board of Directors considers the recommendations of the Nominating and Corporate Governance Committee in selecting nominees for director.  All of our directors participate in the consideration of director nominees and will consider candidates for director suggested by other directors, as well as our management and shareholders.  A shareholder who desires to recommend a prospective nominee for the Board should notify our Secretary in writing with whatever supporting material the shareholder considers appropriate.  Any shareholder wishing to make a nomination must follow our procedures for shareholder nominations, which are described under "Shareholder Proposals, Nominations and Communications with the Board of Directors."

                The charter of the Nominating and Corporate Governance Committee sets forth certain criteria the committee may consider when recommending individuals for nomination as director including: (a) ensuring that the board of directors, as a whole, is diverse and consists of individuals with various and relevant career experience, relevant technical skills, industry knowledge and experience, financial expertise (including expertise that could qualify a director as a “financial expert,” as that term is defined by the rules of the SEC), local or community ties and (b) minimum individual qualifications, including strength of character, mature judgment, familiarity with our business and industry, independence of thought and an ability to work collegially.  The committee also may consider the extent to which the candidate would fill a present need on the board of directors.

Committees and Meetings of the Board of Directors

                During the fiscal year ended September 30, 2008, the Board of Directors of Malvern Federal Bancorp met four times.  No director of Malvern Federal Bancorp attended fewer than 75% of the aggregate of the total number of Board meetings held during the period for which he has been a director and the total number of meetings held by all committees of the Board on which he served during the periods that he served.

                Membership on Certain Board Committees.  The Board of Directors of Malvern Bancorp has established an Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee.  The following table sets forth the membership of such committees as of the date of this proxy statement.

Directors	Audit	Compensation	Nominating and Corporate Governance
Camp			*
Hughes	*	**
Palmer	*		*
Scartozzi		*
Shanaughy		*
Steinmetz	**		*
Yerkes		*	**
_______________________ * Member.
** Chair.

                Audit Committee.  The Board of Directors has established an Audit Committee consisting of Messrs. Steimmetz, Hughes and Palmer.  The Audit Committee reviews with management and the independent registered public accounting firm the systems of internal control, reviews the annual financial statements, including the Form 10-K and monitors Malvern Federal Bancorp's adherence in accounting and financial reporting to generally accepted accounting principles.  The Audit Committee is comprised of three directors who are independent directors as defined in the Nasdaq listing standards and the rules and regulations of the Securities and Exchange Commission.  The Board of Directors has determined that Mr. Steinmetz meets the qualifications established for an audit committee financial expert in the regulations of the Securities and Exchange Commission.  The Audit Committee met one time in fiscal 2008.  The Audit Committee charter as presently in effect is available on the Company’s website, www.malvernfederal.com.

                Nominating and Corporate Governance Committee.  It is the responsibility of the Nominating and Corporate Governance Committee to, among other functions, recommend nominees for the consideration of the Board of Directors in selecting nominees for election at the Annual Meeting.  The Nominating and Corporate Governance Committee met two times in fiscal 2008.  The Nominating and Corporate Governance Committee members are independent directors, as defined in the Nasdaq listing standards.  The committee's charter is available on our website at www.malvernfederal.com under the Investor Relations heading.

                Compensation Committee.  It is the responsibility of the Compensation Committee to set the compensation of our Chief Executive Officer as well as the other named executive officers.  The Compensation Committee met once in fiscal 2008. Each of the members of the Compensation Committee is an independent director as defined in the Nasdaq listing standards.  The committee's charter is available on our website at www.malvernfederal.com under the Investor Relations heading.

Directors' Attendance at Annual Meetings

Directors are expected to attend the annual meeting absent a valid reason for not doing so.

Directors' Compensation

                Our directors, except for our President and Chief Executive Officer and Chairman of the Board, currently receive a fee of $400 for attending regularly scheduled monthly Board meetings for a maximum of $800 per month.  No fees are paid for special meetings of the Board.  Our Chairman of the Board currently receives an annual retainer of $60,000 and Vice Chairman receives $30,000.  The remaining directors, other than Mr. Anderson, receive annual retainers of $25,000.

The table below summarizes the total compensation paid to our non-employee directors for the fiscal year ended September 30, 2008.

Name	Fees Earned or Paid in Cash	All Other Compensation(1)	Total
F. Claire Hughes, Jr.	$67,410	$1,862	$69,272
Joseph E. Palmer, Jr.	34,886	2,496	37,382
John B. Yerkes, Jr.	40,317	2,342	42,659
Cordine Scartozzi(2)	38,004	8,900	46,904
George E. Steinmetz	34,789	--	34,789
Kristin S. Camp	38,040	--	38,040
David R. Prizer	35,109	9,934	45,043
Edward P. Shanaughy	37,389	6,454	43,843
                _______________________
(1)	Consists of accruals, or in the case of Mr. Scartozzi, payments under, the Directors’ Retirement Plan.

(2)	Mr. Scartozzi will retire as of the annual meeting.

Malvern Federal Savings Bank has entered into Director Retirement Plan (“DRP”) Agreements with directors Hughes, Palmer, Prizer, Scartozzi, Shanaughy and Yerkes.  The DRP Agreements provide the subject directors with retirement benefits for a five-year period at normal retirement age, defined as 80 years.  The normal annual retirement benefit amounts are $17,400, $15,500, $9,700, $8,900, $10,500 and $14,300 in the case of Messrs. Hughes, Palmer, Prizer, Scartozzi, Shanaughy and Yerkes, respectively.  The DRP Agreements also provide for reduced benefits upon early retirement and for benefits upon the director’s death or disability or separation of service following a change-in-control, as defined, of the Bank.  The DRP Agreements provide that in the event any of the payments to be made thereunder are deemed to constitute “parachute payments” within the meaning of Section 280G of the Internal Revenue Code (the “Code”), then such payments and benefits received thereunder shall be reduced by the minimum amount necessary to result in no portion of the payments and benefits being non-deductible by Malvern Federal Savings Bank for federal income tax purposes.  The DRP Agreements provide that the directors will forfeit their benefits in the event that they violate the non-compete provisions of the agreements.

REPORT OF THE AUDIT COMMITTEE

               The functions of the Audit Committee include the following: performing all duties assigned by the Board of Directors, reviewing with management and independent public accountants the basis for the reports issued by Malvern Federal Saving Bank and Malvern Federal Bancorp, Inc. pursuant to federal regulatory requirements, meeting with the independent registered public accounting firm to review the scope of audit services, significant accounting changes and audit conclusions regarding significant accounting estimates, assessments as to the adequacy of internal controls and the resolution of any significant deficiencies or material control weaknesses, and assessing compliance with laws and regulations and overseeing the internal audit function.  The Audit Committee also reviews and assesses the adequacy of its Charter on an annual basis.

               The Audit Committee has reviewed and discussed Malvern Federal Bancorp's audited financial statements with management.  The Audit Committee has discussed with Malvern Federal Bancorp's independent registered public accounting firm, Beard Miller Company LLP, the matters required to be discussed by the Statement on Auditing Standards ("SAS") No. 61, "Communication with Audit Committees," as amended by SAS No. 90, "Audit Committee Communications."  The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees" and has discussed with Beard Miller Company LLP, the independent auditor's independence.  Based on the review and discussions referred to above in this report, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in Malvern Federal Bancorp's Annual Report on Form 10-K for fiscal year 2008 for filing with the Securities and Exchange Commission.

                      Members of the Audit Committee

                      George Steimmetz, Chairman
                      F. Claire Hughes, Jr.
                      Joseph E. Palmer

MANAGEMENT COMPENSATION

Summary Compensation Table

The following table sets forth a summary of certain information concerning the compensation paid by Malvern Federal Savings Bank for services rendered in all capacities during the fiscal years ended September 30, 2008 and 2007 to our principal executive officer and the other three most highly compensated executive officers.  Malvern Federal Bancorp, the holding company of Malvern Federal Savings, has not paid separate cash compensation to our executive officers.
Name and Principal Position	Year	Salary	Bonus	All Other Compensation(1)	Total
Ronald Anderson President and Chief Executive Officer	2008 2007	$177,634 159,770	$6,652 7,320	$35,838 33,428	$220,124 200,518

Dennis Boyle Senior Vice President and Chief Financial Officer	2008 2007	156,125 143,719	5,940 6,542	42,175 38,474	204,240 188,735

Gerard M. McTear, Jr. Executive Vice President and Chief Administrative Officer	2008 2007	128,777 126,415	5,116 5,865	20,669 20,701	154,562 152,981

William E. Hughes, Jr. Senior Vice President and Chief Lending Officer	2008 2007	121,077 105,331	4,433 4,769	22,984 22,147	148,494 132,247
                _______________________
(1)
Includes amounts accrued for the executives under the Supplemental Executive Retirement Agreements, premiums paid with respect to life insurance for the benefit of the named executive officer and employer matching contributions and supplemental contributions under Malvern Federal Savings Bank’s 401(k) plan for each of the named executive officers.

Malvern Federal Bancorp has not implemented any equity awards or stock option plans to date.  Malvern Federal Bancorp does not maintain any non-equity incentive plans.

Employment Agreements

On August 11, 2008, the Company and the Bank entered into Employment Agreements with Messrs. Anderson and Boyle and the Bank entered into Employment Agreements with Messrs. McTear and Hughes.  The Agreements have a three-year term in the case of Mr. Anderson and a two-year term in the case of the other executive officers. On each annual anniversary date, the Agreement will be extended for an additional year unless the Company and/or the Bank or the executive officer has given prior notice not to extend the term of the Agreement.

The Agreements are terminable by the Company and/or the Bank with or without cause.  In the event employment was terminated for cause, as defined, the executive officer would not be entitled to any additional compensation or benefits under the terms of the Agreements.  If the Agreements were terminated by the Company and/or the Bank without cause or if the executive officer terminates the Agreement because the Company and/or the Bank have materially breached the agreement or the executive officer otherwise has "good reason," as defined, to terminate, then the executive officer will be entitled to a cash severance payment equal to one times (two times in the case of Mr. Anderson) his then current base salary plus continued participation in all group insurance, life insurance, health and accident insurance and disability insurance for 12 months (24 months in the case of Mr. Anderson), unless the executive officer receives substantially similar benefits with another employer prior thereto.  In the event of termination in connection with a "change in control," as defined, the executive officer will be entitled to a severance payment in an amount equal to two times (three times in the case of Mr. Anderson) his then current base salary plus his cash bonus received in the immediately preceding year, plus continuation of health insurance and certain other benefits for up to 24 months (36 months in the case of Mr. Anderson).

Supplemental Executive Retirement Agreements

                In September 2004, Malvern Federal Savings Bank entered into Supplemental Executive Retirement Agreements (“SERPs”) with Messrs. Boyle and Hughes and in October 2004, entered into agreements with Messrs. Anderson and McTear.  The Bank also has entered into SERPs with three non-executive officers.  Under the terms of the SERPs, the officer will be entitled to an annual retirement benefit payable over 15 years.  The annual benefit at normal retirement age, defined as 65 years, is $61,000, $50,000, $59,000 and $45,000 in the case of Messrs. Anderson, Boyle, McTear and Hughes, respectively.  Such normal retirement benefits under the SERPs can be increased by 3.5% for each year that the executive’s separation of service from the Bank is delayed beyond age 65, up to age 70.  The SERPs also provide for reduced benefits upon early retirement and for benefits upon the executive’s death or disability or upon the executive’s separation of service following a change-in-control, as defined, of the Bank.  The SERP’s also provide that in the event any of the payments to be made thereunder are deemed to constitute “parachute payments” within the meaning of Section 280G of the Code, then such payments and benefits received thereunder shall be reduced by the minimum amount necessary to result in no portion of the payments and benefits being non-deductible by Malvern Federal Savings Bank for federal income tax purposes.  In order not to forfeit the payment of benefits under the SERPs, the officers must honor the non-compete provisions of such agreements.

Endorsement Split Dollar Insurance Agreements

Malvern Federal Savings Bank has purchased insurance policies on the lives of its executive officers, and has entered into Split Dollar Insurance Agreements with each of those officers.  The policies are owned by Malvern Federal Savings Bank which pays each premium due on the policies.  Under the agreements with the named executive officers, upon an officer’s death while he remains employed by Malvern Federal Savings Bank the executive’s beneficiary shall receive proceeds in the amount of three times the executive’s base salary at the time of death.  In the case of the officer’s death after termination of employment with Malvern Federal Savings Bank, provided he reached age 65 before such termination, the officer’s beneficiary shall receive proceeds in the amount of two times the executive's base salary.  Malvern Federal Savings Bank is entitled to receive the amount of the death benefits less those paid to the officer’s beneficiary, which is expected to reimburse Malvern Federal Savings Bank in full for its life insurance investment.

The Split Dollar Insurance Agreements may be terminated at any time by Malvern Federal Savings Bank or the officer, by written notice to the other.  The Split Dollar Insurance Agreements will also terminate upon cancellation of the insurance policy by Malvern Federal Savings Bank, cessation of Malvern Federal Savings Bank’s business or upon bankruptcy, receivership or dissolution or by Malvern Federal Savings Bank upon the officer’s termination of service to Malvern Federal Savings Bank.  Upon termination, the officer forfeits any right in the death benefit and Malvern Federal Savings Bank may retain or terminate the insurance policy in its sole discretion.

Related Party Transactions

Loans and Extensions of Credit.  Malvern Federal Savings Bank offers mortgage loans to its directors, officers and employees as well as members of their immediate families for the financing of their primary residences and certain other loans.  These loans are generally made on substantially the same terms as those prevailing at the time for comparable transactions with non-affiliated persons except Malvern Federal Savings Bank waives the origination fees on real estate loans made to all employees.  It is the belief of management that these loans neither involve more than the normal risk of collectibility nor present other unfavorable features to Malvern Federal Savings Bank.

                The table below list all outstanding loans made by Malvern Federal Savings Bank to related persons, where the amount involved exceeds $120,000 and loan origination fees were waived.  In each case, the loans listed are loans to executive officers secured by real estate where, consistent with our policy for all employees, the typical 3.0% loan origination fee was waived.

			Largest Principal
		Amount of	Amount	Amount	Amounts Paid
	Loan	Fees Waived	Outstanding during	Outstanding	During Fiscal 2008
	Origination	at Time of	Year Ended	at September			Interest
Name	Date	Origination	September 30, 2008	30, 2008	Principal	Interest	Rate
Gerard M. McTear, Jr.	2005	$16,290	$529,275	$521,878	$7,398	$28,945	5.500%

William E. Hughes, Jr.	2006	7,700	252,309	244,821	7,487	13,921	5.625

Section 22(h) of the Federal Reserve Act generally provides that any credit extended by a savings institution, such as Malvern Federal Savings Bank, to its executive officers, directors and, to the extent otherwise permitted, principal stockholder(s), or any related interest of the foregoing, must be on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions by the savings institution with non-affiliated parties; unless the loans are made pursuant to a benefit or compensation program that (i) is widely available to employees of the institution and (ii) does not give preference to any director, executive officer or principal stockholder, or certain affiliated interests of either, over other employees of the savings institution, and must not involve more than the normal risk of repayment or present other unfavorable features.

BENEFICIAL OWNERSHIP OF COMMON STOCK BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth as of December 16, 2008, the voting record date for the annual meeting, certain information as to the common stock beneficially owned by (i) each person or entity, including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, who or which was known to us to be the beneficial owner of more than 5% of the issued and outstanding common stock, (ii) the directors and director nominees of Malvern Federal Bancorp, (iii) certain executive officers of Malvern Federal Bancorp; and (iv) all directors, director nominees and executive officers of Malvern Federal Bancorp as a group.

Name of Beneficial Owner or Number of Persons in Group	Amount and Nature of Beneficial Ownership as of September 30, 2008(1)		Percent of Common Stock
Malvern Federal Mutual Holding Company 42 E. Lancaster Avenue Paoli, Pennsylvania 19301	3,383,875		55.0%

Joseph Stilwell and John Stilwell(2) 26 Broadway, 23rd Floor New York, New York 10004	569,800	(2)	9.3

Directors and Nominees:
Ronald Anderson	9,000	(3)	*
Kristin S. Camp	1,100		*
F. Claire Hughes, Jr.	5,000		*
Joseph E. Palmer, Jr.	4,000		*
David R. Prizer	3,000	(4)	*
Cordine Scartozzi(5)	4,000		*
Edward P. Shanaughy, II	--		*
George E. Steinmetz	10,000		*
Therese Woodman	1,500		*
John B. Yerkes, Jr.	5,000		*
Other Named Executive Officers:
Dennis Boyle	12,800	(6)	*
William E. Hughes, Jr.	7,500	(3)	*
Gerard M. McTear, Jr.	--
All Directors, Director Nominees and Executive Officers as a Group (13 persons)	62,900		1.0
___________________
*           Represents less than 1% of our outstanding common stock.

(1)
Based upon filings made pursuant to the Securities Exchange Act of 1934 and information furnished by the respective individuals.  Under regulations promulgated pursuant to the Securities Exchange Act of 1934, shares of common stock are deemed to be beneficially owned by a person if he or she directly or indirectly has or shares (i) voting power, which includes the power to vote or to direct the voting of the shares, or (ii) investment power, which includes the power to dispose or to direct the disposition of the shares.  Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares.

(2)
Based on information contained in the Schedule 13D, as amended, filed by Joseph Stilwell and certain affiliated entities and John Stilwell. Joseph Stilwell beneficially owns 564,800 shares of Malvern Federal Bancorp common stock, including shares which Joseph Stilwell has shared voting and dispositive over and which are held in the names of Stilwell Value Partners VI, Stilwell Partners, and Stilwell Associates, in Joseph Stilwell’s capacities as the general partner of Stilwell Partners and the managing and sole member of Stilwell Value LLC, which is the general partner of Stilwell Value Partners VI and Stilwell Associates.  Also includes 5,000 shares beneficially owned by John Stilwell, brother of Joseph Stilwell.

(Footnotes continued on following page

(3)	Shares held in the Malvern Federal Saving Bank Employees’ Savings and Profit Sharing plan (the “401(k) Plan”).

(4)	Includes 500 shares held by spouse.

(5)	Mr. Scartozzi will retire as of the annual meeting.

(6)	Includes 12,500 shares held in the 401(k) Plan and 300 shares held by Mr. Boyle’s children.

Section 16(a) Beneficial Ownership Reporting Compliance

                Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the officers and directors, and persons who own more than 10% of Malvern Federal Bancorp's common stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission.  Officers, directors and greater than 10% shareholders are required by regulation to furnish Malvern Federal Bancorp with copies of all Section 16(a) forms they file.  We know of no person who owns 10% or more of our common stock other than Malvern Federal Mutual Holding Company.

                Based solely on our review of the copies of such forms furnished to us, or written representations from our officers and directors, we believe that during, and with respect to, the fiscal year ended September 30, 2008, our officers and directors complied in all respects with the reporting requirements promulgated under Section 16(a) of the Securities Exchange Act of 1934.

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (PROPOSAL TWO)

               The Audit Committee of the Board of Directors of Malvern Federal Bancorp has appointed Beard Miller Company LLP, independent registered public accounting firm, to perform the audit of our financial statements for the year ending September 30, 2009, and further directed that the selection of auditors be submitted for ratification by the shareholders at the annual meeting.

                We have been advised by Beard Miller Company LLP that neither that firm nor any of its associates has any relationship with Beard Miller Company LLP or its subsidiaries other than the usual relationship that exists between an independent registered public accounting firm and its clients.  Beard Miller Company LLP will have one or more representatives at the annual meeting who will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

                In determining whether to appoint Beard Miller Company LLP as our independent registered public accounting firm, the Audit Committee considered whether the provision of services, other than auditing services, by Beard Miller Company LLP is compatible with maintaining their independence.  In fiscal 2008 and 2007, Beard Miller Company LLP performed auditing services as well as reviewed our public filings.  The Audit Committee believes that Beard Miller Company LLP's performance of these services is compatible with maintaining the independent registered public accounting firm's independence.

Audit Fees

               The following table sets forth the aggregate fees paid by us to Beard Miller Company LLP for professional services rendered by Beard Miller Company LLP in connection with the audit of Malvern Federal Bancorp's consolidated financial statements for fiscal 2008 and 2007, as well as the fees paid by us to Beard Miller Company LLP for audit-related services, tax services and all other services rendered by Beard Miller Company LLP to us during fiscal 2008 and 2007.

	Year Ended September 30,
	2008	2007
Audit fees (1)	$243,246	$87,847
Audit-related fees (2)	--	--
Tax fees	34,300	7,928
All other fees (3)	--	--
Total	$277,546	$95,775
___________________

(1)
Audit fees consist of fees incurred in connection with the audit of our annual financial statements and the review of the interim financial statements included in our quarterly reports filed with the Securities and Exchange Commission, as well as work generally only the independent auditor can reasonably be expected to provide, such as statutory audits, consents and assistance with and review of documents filed with the Securities and Exchange Commission.  Includes approximately $137,000 and $24,000 for fiscal 2008 and 2007, respectively, for services related to the mutual holding company reorganization.

(2)	Audit related fees consist of fees incurred in connection with the provision of due diligence services and consultations regarding financial and accounting standards.

(3)	All other fees consist of fees incurred in connection with services rendered to review certain operational aspects of an employee benefit plan.

                The Audit Committee selects our independent registered public accounting firm and pre-approves all audit services to be provided by it to Malvern Federal Bancorp.  The Audit Committee also reviews and pre-approves all audit-related and non-audit related services rendered by our independent registered public accounting firm in accordance with the Audit Committee's charter.  In its review of these services and related fees and terms, the Audit Committee considers, among other things, the possible effect of the performance of such services on the independence of our independent registered public accounting firm.  The Audit Committee pre-approves certain audit-related services and certain non-audit related tax services which are specifically described by the Audit Committee on an annual basis and separately approves other individual engagements as necessary.

                Each new engagement of Beard Miller Company LLP was approved in advance by the Audit Committee or its Chair, and none of those engagements made use of the de minimis exception to pre-approval contained in the Securities and Exchange Commission's rules.

The Board of Directors recommends that you vote FOR the ratification of the appointment of Beard Miller Company LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2009.

SHAREHOLDER PROPOSALS, NOMINATIONS AND COMMUNICATIONS WITH THE BOARD OF DIRECTORS

                Shareholder Proposals.  Any proposal which a shareholder wishes to have included in the proxy materials of Malvern Federal Bancorp relating to the next annual meeting of shareholders of Malvern Federal Bancorp, which is anticipated to be held in January 2009, must be made in writing and filed with the Corporate Secretary, Shirley Stanke, Malvern Federal Bancorp, Inc., 42 E. Lancaster Avenue, Paoli, Pennsylvania 19301, no later than October 1, 2009.  If such proposal is in compliance with all of the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, it will be included in the proxy statement and set forth on the form of proxy issued for such annual meeting of shareholders.  It is urged that any such proposals be sent certified mail, return receipt requested.

Shareholder proposals which are not submitted for inclusion in Malvern Federal Bancorp's proxy materials pursuant to Rule 14a-8 may be brought before an annual meeting pursuant to Article II, Section 15 of Malvern Federal Bancorp's Bylaws.  Notice of the proposal must be given in writing and delivered to, or mailed and received at, our principal executive offices five days before the date of the annual meeting.  The notice must include the information required by Article II, Section 15 of our Bylaws.

                Shareholder Nominations.  Our Bylaws provide that all nominations for election to the Board of Directors, other than those made by the Board or a committee thereof, shall be made by a shareholder who has complied with the requirements contained in Article II, Section 14 of our Bylaws.  Written notice of a shareholder nomination generally must be communicated to the attention of the Secretary and either delivered to, or mailed and received at, our principal executive offices not later than, with respect to an annual meeting of shareholders five days before the date of the annual meeting.

                Other Shareholder Communications.  Shareholders who wish to communicate with the Board may do so by sending written communications addressed to the Board of Directors of Malvern Federal Bancorp, Inc., c/o Shirley Stanke, Malvern Federal Bancorp, Inc., 42 E. Lancaster Avenue, Paoli, Pennsylvania 19301.  Ms. Stanke will forward such communications to the director or directors to whom they are addressed.

ANNUAL REPORTS

                A copy of Malvern Federal Bancorp's Annual Report on Form 10-K for the year ended September 30, 2008 accompanies this proxy statement.  Such annual report is not part of the proxy solicitation materials.

                Upon receipt of a written request, we will furnish to any shareholder a copy of the exhibits to the Annual Report on Form 10-K.  Such written requests should be directed to Shirley Stanke, Malvern Federal Bancorp, Inc., 42 E. Lancaster Avenue, Paoli, Pennsylvania  19301.

OTHER MATTERS

                Management is not aware of any business to come before the annual meeting other than the matters described above in this proxy statement.  However, if any other matters should properly come before the meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

                The cost of the solicitation of proxies will be borne by Malvern Federal Bancorp.  Malvern Federal Bancorp will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the proxy materials to the beneficial owners of Malvern Federal Bancorp's common stock.  In addition to solicitations by mail, directors, officers and employees of Malvern Federal Bancorp may solicit proxies personally or by telephone without additional compensation.

REVOCABLE PROXY
☒	Please Mark Votes As in This Example	MALVERN FEDERAL BANCORP, INC.

                THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF MALVERN FEDERAL BANCORP, INC. FOR USE AT THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 29, 2009 AND AT ANY ADJOURNMENT THEREOF.

                The undersigned hereby appoints the Board of Directors of Malvern Federal Bancorp, Inc. or any successors thereto, as proxies with full powers of substitution, to represent and vote, as designated below, all the shares of common stock of Malvern Federal Bancorp, Inc. held of record by the undersigned on December 16, 2008 at the Annual Meeting of Shareholders to be held at the Sheraton Great Valley Hotel, located at 707 East Lancaster Avenue, Frazer, Pennsylvania, on Thursday, January 29, 2009, at 10:00 a.m., Eastern Time, or at any adjournment thereof.

1.           ELECTION of directors for three-year term.

☐	FOR	☐	WITHHOLD	☐	FOR ALL EXCEPT

NOMINEES for three-year term expiring in 2012:  Joseph E. Palmer, Jr., John B. Yerkes, Jr. and Therese Woodman

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

_______________________________________________

2.           PROPOSAL to ratify the appointment of Beard Miller Company LLP as Malvern Federal Bancorp's independent registered public accounting firm for the fiscal year ending September 30, 2009.

☐	FOR	☐	AGAINST	☐	ABSTAIN

3.           In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

              The Board of Directors recommends that you vote "FOR" all the nominees listed above and "FOR" the ratification of Beard Miller Company LLP.

             THE SHARES OF MALVERN FEDERAL BANCORP'S COMMON STOCK WILL BE VOTED AS SPECIFIED.  IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE NOMINEES TO THE BOARD OF DIRECTORS AND FOR RATIFICATION OF MALVERN FEDERAL BANCORP'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AND OTHERWISE AT THE DISCRETION OF THE PROXIES.  YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO THE TIME IT IS VOTED AT THE ANNUAL MEETING.

Please be sure to date and sign this Proxy Card in the box below.	Date
Sign above

•	Detach above card, sign, date and mail in postage paid envelope provided.	•

MALVERN FEDERAL BANCORP, INC.

The above signed hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders of Malvern Federal Bancorp, Inc. and the accompanying Proxy Statement and Annual Report for the year ended September 30, 2008, prior to the signing of this proxy.

Please sign this proxy exactly as your name(s) appear(s) on this proxy.  When signing in a representative capacity, please give title.  When shares are held jointly, only one holder need sign.

PLEASE ACT PROMPTLY
PLEASE COMPLETE, DATE, SIGN AND MAIL YOUR PROXY CARD PROMPTLY

IN THE ENCLOSED POSTAGE PAID ENVELOPE.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

___________________________________________________

___________________________________________________

___________________________________________________

MALVERN FEDERAL SAVINGS BANK
EMPLOYEES' SAVINGS AND PROFIT SHARING PLAN
VOTING INSTRUCTION BALLOT
____________________
☒	Please Mark Votes	MALVERN FEDERAL BANCORP, INC.
	As in This Example	ANNUAL MEETING OF SHAREHOLDERS

The undersigned hereby instructs the Trustees of the Employees' Savings and Profit Sharing Plan (the "401(k) Plan") of Malvern Federal Savings Bank to vote, as designated below, all the shares of common stock of Malvern Federal Bancorp, Inc. allocated to my 401(k) Plan account as of December 16, 2008 at the Annual Meeting of Shareholders to be held at the Sheraton Great Valley Hotel located at 707 East Lancaster Avenue, Frazer, Pennsylvania, on Thursday, January 29, 2009, at 10:00 a.m., Eastern Time, or at any adjournment thereof.

1.           ELECTION of directors for three year term.

☐	FOR	☐	WITHHOLD	☐	FOR ALL EXCEPT

NOMINEES for three year term expiring in 2012:     Joseph E. Palmer, Jr., John B. Yerkes, Jr. and Therese Woodman
INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

_______________________________________________

2.           PROPOSAL to ratify the appointment of Beard Miller Company LLP as Malvern Federal Bancorp's independent registered public accounting firm for the fiscal year ending September 30, 2009.

☐	FOR	☐	AGAINST	☐	ABSTAIN

3.           In their discretion, the Trustees are authorized to vote upon such other business as may properly come before the meeting.

             The Board of Directors recommends that you vote "FOR" all the nominees listed above and "FOR" the ratification of Beard Miller Company LLP.

             THE SHARES OF MALVERN FEDERAL BANCORP'S COMMON STOCK WILL BE VOTED AS SPECIFIED.  IF NOT OTHERWISE SPECIFIED, THE SHARES WILL BE VOTED FOR THE NOMINEES TO THE BOARD OF DIRECTORS AND FOR RATIFICATION OF MALVERN FEDERAL BANCORP'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AND OTHERWISE AT THE DISCRETION OF THE TRUSTEES.

             The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders of Malvern Federal Bancorp, Inc. and the accompanying Proxy Statement and Annual Report for the year ended September 30, 2008 prior to the signing of this card.

Please be sure to date and sign this Card in the box below.	Date
Sign above

•	Detach above card, sign, date and mail in postage paid envelope provided.	•

MALVERN FEDERAL SAVINGS BANK

PLEASE ACT PROMPTLY
PLEASE COMPLETE, DATE, SIGN AND MAIL THIS CARD PROMPTLY
IN THE ENCLOSED POSTAGE PAID ENVELOPE.

Please sign this card exactly as your name appears on this card.  When signing in a representative capacity, please give title.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE CARD IN THE ENVELOPE PROVIDED.

___________________________________________________

___________________________________________________

___________________________________________________

MALVERN FEDERAL BANCORP, INC.

December 29, 2008

To:      Participants in the Malvern Federal Savings Bank Employees' Savings and Profit Sharing Plan (the "401(k) Plan")

Re:       Instructions for voting shares of Malvern Federal Bancorp, Inc.

    As described in the enclosed materials, proxies are being solicited in connection with the proposals to be considered at the upcoming Annual Meeting of Shareholders of Malvern Federal Bancorp, Inc.  We hope you will take advantage of the opportunity to direct the manner in which shares of common stock of Malvern Federal Bancorp allocated to your account in the Malvern Federal Savings Bank 401(k) Plan will be voted.

    Enclosed with this letter is the Proxy Statement, which describes the matters to be voted upon, the 2008 Annual Report on Form 10-K and Voting Instruction Ballot.  After you have reviewed the Proxy Statement, we urge you to vote your allocated shares held in the 401(k) Plan by marking, dating, signing and returning the enclosed Voting Instruction Ballot.

    We urge each of you to vote, as a means of participating in the governance of the affairs of Malvern Federal Bancorp.  If your voting instructions are not received, the shares allocated to your 401(k) Plan account will generally not be voted.  While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate.  Please take a moment to do so.

    Please note that the enclosed material relates only to those shares which have been allocated to you in your account under the 401(k) Plan.  If you also own shares of Malvern Federal Bancorp common stock outside of the 401(k) Plan, you should receive other voting material for those shares owned by you individually.  Please return all your voting material so that all your shares may be voted.

                        Sincerely,

                        /s/ Ronald Anderson
                        Ronald Anderson
                        President and Chief Executive Officer